UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 25, 2016
Date of Report (Date of Earliest Event Reported)

Sotheby's
(Exact name of registrant as specified in its charter)

Delaware	1-9750	38-2478409
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1334 York Avenue
New York, NY		10021
(Address of principal executive offices)		(Zip Code)
(212) 606-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 25, 2016, the Board of Directors of Sotheby’s (the “Company”) approved an amendment to the Company’s Amended and Restated By-Laws (the “Amendment to the By-Laws”).

The Amendment to the By-Laws adds a new Section 8.7, which provides that unless the Company consents to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the United States District Court for the District of Delaware) will be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Company, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, other employee or stockholder of the Company, (3) any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware or the Company’s certificate of incorporation or bylaws, or as to which the General Corporation Law of the State of Delaware confers jurisdiction on the Court of Chancery, (4) any action asserting a claim governed by the internal affairs doctrine, or (5) any action, suit or proceeding regarding indemnification or advancement or reimbursement of expenses arising out of the Company’s certificate of incorporation, bylaws or otherwise.

The Amendment to the By-Laws also deletes Section 7.9 (relating to the enforceability of the Company’s bylaws in the event that any of the indemnity-related bylaws are held to be illegal or unenforceable) in its entirety and replaces it with a new Section 8.8, which provides that if any provision of the Company’s bylaws is held to be illegal or unenforceable for any reason, the legality and enforceability of the remaining provisions will not be impaired.

The adoption of the Amendment to the By-Laws became effective on February 25, 2016.

The foregoing description of Amendment to the By-Laws does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment to the By-Laws, attached as Exhibit 3.1 hereto and incorporated herein by reference. The Amended and Restated By-Laws, as amended through November 4, 2010, are attached as Exhibit 3.2 hereto.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description of Exhibit
3.1	Amendment to the Amended and Restated By-Laws of Sotheby's, effective as of February 25, 2016.
3.2	Amended and Restated By-Laws of Sotheby's, as amended through November 4, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOTHEBY'S

By:	/s/ Jonathan Olsoff

Jonathan Olsoff
Senior Vice President,
Worldwide General Counsel

Date:	March 1, 2016

Exhibit Index

Exhibit No.	Description of Exhibit
3.1	Amendment to the Amended and Restated By-Laws of Sotheby's, effective as of February 25, 2016.
3.2	Amended and Restated By-Laws of Sotheby's, as amended through November 4, 2010.

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